UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _______)

Filed by the Registrant  ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WellCare Health Plans, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on May 25, 2011

WELLCARE HEALTH PLANS, INC.	Meeting Information
Meeting Type: Annual Meeting For holders as of: March 28, 2011
Date: May 25, 2011 Time: 10:00 AM EDT
	Location:	WellCare Health Plans, Inc. 8735 Henderson Road Renaissance Center Tampa, FL 33634

WELLCARE HEALTH PLANS, INC. P.O. Box 31379 Tampa, FL 33631-3379
You are receiving this communication because you hold shares in the above named company.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

  Before You Vote 
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report 2. Notice and Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow -› [XXXX XXXX XXXX] (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:

1) 2) 3)	BY INTERNET: www.proxyvote.com BY TELEPHONE: 1-800-579-1639 BY EMAIL*: sendmaterial@proxyvote.com
   *If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow -› [XXXX XXXX XXXX]
   (located on the following page) in the subject line.

   Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before May 11, 2011 to facilitate timely delivery.

  How To Vote 
Please Choose One of the Following Voting Methods
Vote in Person: At the meeting, you will need to request a ballot to vote these shares.  To obtain information to attend the meeting, contact Timothy S. Susanin, our Secretary, at (813) 206-1393.

Vote By Internet: To vote by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow -› [XXXX XXXX XXXX] (located on the following page) available and follow the instructions.

Vote By Telephone: To vote by telephone, call 1-800-690-6903.  Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail: Mark, sign and date the enclosed proxy card and return it in the postage-paid envelope we have provided, or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting Items

The Board of Directors recommends you vote FOR the following:
. 1. Election of ten directors to hold office until the Company’s 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified.	For Against Abstain
Nominees:
1a. Charles G. Berg	☐	☐	☐	The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
1b. Carol J. Burt 1c. Alec Cunningham	☐ ☐	☐ ☐	☐ ☐	2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.	☐	☐	☐
1d. David J. Gallitano	☐	☐	☐	3.	Advisory vote on the compensation of the Company’s named executive officers (“Say on Pay”).
1e. D. Robert Graham	☐	☐	☐	☐	☐	☐
1f. Kevin F. Hickey	☐	☐	☐	The Board of Directors recommends you vote 1 YEAR on the following proposal:	1 Year	2 Years	3 Years	Abstain
1g. Christian P. Michalik	☐	☐	☐	4.	Advisory vote on the frequency of the Say on Pay advisory vote.	☐	☐	☐	☐
1h. Glenn D. Steele, Jr., M.D.	☐	☐	☐	The Board of Directors recommends you vote AGAINST the following proposal:	For Against	Abstain
1i. William L. Trubeck 1j. Paul E. Weaver	☐ ☐	☐ ☐	☐ ☐	5.	Stockholder proposal regarding a political contributions and expenditures report, if properly presented at the Annual Meeting.	☐ ☐ ☐

WELLCARE HEALTH PLANS, INC.
PROXY FOR 2011  ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2011
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alec Cunningham, Chief Executive Officer, and Timothy S. Susanin, Secretary, and each of them, attorneys with full power of substitution, to vote as directed on the reverse side all shares of Common Stock of WellCare Health Plans, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the 2011 Annual Meeting of Stockholders to be held at WellCare's corporate headquarters, 8735 Henderson Road, Tampa, Florida 33634, on May 25, 2011, at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof.

UNLESS THE STOCKHOLDER DIRECTS OTHERWISE,  THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE DIRECTOR NOMINEES  LISTED IN PROPOSAL 1; FOR PROPOSAL 2; FOR PROPOSAL 3; FOR 1 YEAR SAY ON PAY VOTES IN PROPOSAL 4; AGAINST PROPOSAL 5; AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS.

Authorized Signatures - This section must be completed for your instructions to be executed.
Please sign exactly as your name(s) appear(s) hereon.  Joint owners should each sign personally.  When signing as attorney, executor, administrator or other fiduciary, please give your full title as such.  If a corporation or partnership, please sign as such by an authorized officer.

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Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)